Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

Supplement to the Prospectus for each series

listed in Appendix A (each, a “Fund”)

Dated January 22, 2026

Notwithstanding anything to the contrary in each Fund’s prospectus, effective immediately, each Fund may invest in one or more exchange-traded funds (“ETFs”) advised by Rex Advisers, LLC (the “Adviser”), the investment adviser to each Fund, for cash management purposes. The following disclosure has been added to the “Additional Information About the Fund’s Principal Investment Strategies” section of each Fund’s prospectus:

For cash management purposes, the Fund may invest up to 5% of its net assets in one or more ETFs that are managed by the Adviser.

The following risk factor has been added to the “Non-Principal Risks” section of each Fund’s prospectus:

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select affiliated funds for investment. The Adviser may be subject to potential conflicts of interest in selecting affiliated funds because the fees paid to the Adviser by affiliated funds may be higher than the fees charged by other funds. Additionally, affiliated funds may benefit from additional assets, which could enhance their appeal to other investors, improve liquidity and trading, or support their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest.

The following disclosure has been added to the “Management of the Fund” section of each Fund’s prospectus:

The Fund may invest in affiliated ETFs that are managed by the Adviser. Accordingly, the Adviser and its affiliates may receive certain “fall-out benefits” in connection with the implementation of the Fund’s investment strategy. The Adviser and its affiliates may receive additional compensation, including advisory fees, from such affiliated ETFs. The indirect portion of the advisory fees that the Fund incurs through such investments in affiliated ETFs is in addition to the management fee payable to the Adviser by the Fund and is not subject to any offset, reduction or waiver.

Please Keep This Supplement With Your Fund’s Prospectus For Future Reference

Appendix A

Funds

REX COIN Growth & Income ETF	REX JPM Growth & Income ETF
REX MSTR Growth & Income ETF	REX LLY Growth & Income ETF
REX NVDA Growth & Income ETF	REX MARA Growth & Income ETF
REX TSLA Growth & Income ETF	REX META Growth & Income ETF
REX AAPL Growth & Income ETF	REX MSFT Growth & Income ETF
REX AMD Growth & Income ETF	REX NFLX Growth & Income ETF
REX AMZN Growth & Income ETF	REX NOW Growth & Income ETF
REX ASML Growth & Income ETF	REX O Growth & Income ETF
REX AVGO Growth & Income ETF	REX PLTR Growth & Income ETF
REX BABA Growth & Income ETF	REX RGTI Growth & Income ETF
REX BKNG Growth & Income ETF	REX SMCI Growth & Income ETF
REX BRK.B Growth & Income ETF	REX SMR Growth & Income ETF
REX CEPT Growth & Income ETF	REX SNOW Growth & Income ETF
REX CRWD Growth & Income ETF	REX TEM Growth & Income ETF
REX CRWV Growth & Income ETF	REX TLT Growth & Income ETF
REX DKNG Growth & Income ETF	REX TSM Growth & Income ETF
REX GME Growth & Income ETF	REX UNH Growth & Income ETF
REX GOOGL Growth & Income ETF	REX WMT Growth & Income ETF
REX HOOD Growth & Income ETF	REX IncomeMax Option Strategy ETF
REX IBIT Growth & Income ETF	REX Drone ETF
REX IONQ Growth & Income ETF